Exhibit 99.1

1 Becton Drive

Franklin Lakes, NJ 07417

www.bd.com

Contact:

Monique N. Dolecki, Investor Relations – 201-847-5378

Kristen Cardillo, Corporate Communications – 201-847-5657

BD ANNOUNCES RESULTS FOR 2016 THIRD FISCAL QUARTER

•	As reported, revenues of $3.198 billion increased 2.5 percent. On a comparable, currency-neutral basis, organic adjusted revenues grew 4.0 percent.

•	As reported, diluted earnings per share were $1.80.

•	Adjusted diluted earnings per share of $2.35 increased 14.6 percent, or 19.5 percent on a currency-neutral basis.

•	As reported, the Company expects full fiscal year diluted earnings per share to be between $5.88 and $5.95. The Company reaffirms fiscal year 2016 adjusted diluted earnings per share guidance of $8.50 to $8.57.

•	On a currency-neutral basis, the Company is raising adjusted diluted earnings per share to be between $9.08 and $9.15.

Franklin Lakes, NJ (August 4, 2016) – BD (Becton, Dickinson and Company) (NYSE: BDX), a leading global medical technology company, today announced quarterly revenues of $3.198 billion, as reported, for the third fiscal quarter ended June 30, 2016, an increase of 2.5 percent over the prior-year period revenues as reported. On a comparable, currency-neutral basis, third quarter organic adjusted revenues grew 4.0 percent.

“We are pleased with our results this quarter with both segments contributing to growth,” said Vincent A. Forlenza, Chairman, CEO and President. “The combination of solid revenue growth and continued margin improvement is allowing us to increase our investment in innovation while delivering double-digit increases in earnings. At the same time, we continue to drive significant accretion from the integration of BD and CareFusion and create meaningful value for shareholders.”

Third Quarter and Nine-Month Fiscal 2016 Operating Results

As reported, diluted earnings per share for the third quarter were $1.80, compared with $0.29 as reported in the prior-year period. Adjusted diluted earnings per share were $2.35, compared with $2.05 in the prior-year period. This represents an increase in adjusted diluted earnings per share of 14.6 percent, or 19.5 percent on a currency-neutral basis.

For the nine-month period ended June 30, 2016, as reported, diluted earnings per share were $4.41, compared with $2.52 as reported in the prior-year period. Adjusted diluted earnings per share were $6.48, compared with $5.22 in the prior-year period. This represents an increase in adjusted diluted earnings per share of 24.1 percent, or 33.9 percent on a currency-neutral basis.

Segment Results

In the BD Medical segment, as reported, worldwide revenues for the quarter were $2.235 billion, an increase of 1.6 percent over the prior-year period revenues as reported. As adjusted, BD Medical revenues of $2.237 billion grew 3.0 percent on a comparable, currency-neutral basis. The segment’s revenue growth reflects strong performance in the Medication Management Solutions and Diabetes Care units, and solid growth in the Medication and Procedural Solutions unit. Performance in the Pharmaceutical Systems and Respiratory Solutions units was negatively impacted, in part, by customer ordering patterns and the timing of capital placements, respectively, which occurred in the second fiscal quarter, earlier than initially anticipated.

For the nine-month period ended June 30, 2016, BD Medical revenues were $6.420 billion as reported, an increase of 46.7 percent over the prior-year period revenues as reported. As adjusted, BD Medical revenues of $6.431 billion grew 3.7 percent on a comparable, currency-neutral basis.

In the BD Life Sciences segment, as reported, worldwide revenues for the quarter were $963 million, an increase of 4.6 percent from the prior-year period revenues as reported, or an increase of 6.0 percent on a currency-neutral basis. The segment’s revenue growth reflects strong performance in the Diagnostic Systems and Preanalytical Systems units, and modest growth in the Biosciences unit. Growth in the Diagnostic Systems unit was driven by strong core microbiology sales including BD Kiestra™ installations during the quarter. Within the Biosciences unit, strong growth in research instruments and research reagents in the U.S. was partially offset by declines in Africa, as expected.

For the nine-month period ended June 30, 2016, BD Life Sciences revenues were $2.832 billion as reported, a decrease of 0.5 percent over the prior-year period revenues as reported, and an increase of 3.7 percent on a currency-neutral basis.

Geographic Results

As reported, third quarter revenues in the U.S. were $1.735 billion, an increase of 2.5 percent over the prior-year period revenues as reported. As adjusted, revenues in the U.S. of $1.737 billion increased 3.4 percent on a comparable basis. Within the BD Medical segment, growth was driven by strong performance in the Medication Management Solutions and Pharmaceutical Systems units. The segment’s growth was negatively impacted by a decline in Medication and Procedural Solutions revenues, due in part to the divestiture of the spine business. Growth was also negatively impacted by the aforementioned timing of capital placements in the Respiratory Solutions unit. Growth in the BD Life Sciences segment was driven by solid growth in the Preanalytical Systems and Diagnostics Systems units, and strong research instrument and reagent sales in the Biosciences unit.

As reported, revenues outside of the U.S. were $1.463 billion, representing an increase of 2.5 percent over the prior-year period revenues as reported, or an increase of 4.6 percent on a currency-neutral basis. International revenue growth reflects modest growth in the BD Medical segment and strong performance in the BD Life Sciences segment. Within the BD Medical segment, growth was driven by strength in China and sales of safety-engineered products. Growth in the BD Medical segment was negatively impacted, in part, by the aforementioned timing of customer orders and capital placements in the Pharmaceutical Systems and Respiratory Solutions units, respectively. Growth in the BD Life Sciences segment reflects strong performance in Western Europe in the Diagnostic Systems unit driven by core microbiology sales, and strong growth in the Preanalytical Systems unit across all regions. This growth was partially offset by the aforementioned declines in Africa within the Biosciences unit.

For the nine-month period ended June 30, 2016, U.S. revenues were $5.145 billion as reported, an increase of 49.7 percent over the prior-year period revenues as reported. As adjusted, revenues in the U.S. of $5.156 billion grew 3.5 percent on a comparable basis. As reported, revenues outside of the U.S. were $4.107 billion, an increase of 8.5 percent over the prior-year period revenues as reported, or an increase of 16.5 percent on a currency-neutral basis. On a comparable, currency-neutral basis, revenues outside the U.S. grew 3.8 percent.

Fiscal 2016 Outlook for Full Year

As reported, and as adjusted, the Company now expects revenues to increase 21.0 to 21.5 percent. This is a decrease from previously issued guidance of 21.5 to 22.0 percent growth due to incremental currency headwinds. Excluding the impact of foreign currency, the Company continues to estimate that as reported, and as adjusted, revenues for the full fiscal year 2016 will increase 24.5 to 25.0 percent, including the accretion from the acquisition of CareFusion. On a comparable, currency-neutral basis, the Company continues to estimate organic adjusted revenues will increase 4.5 to 5.0 percent.

As reported, the Company expects full fiscal year diluted earnings per share to be between $5.88 and $5.95. The Company continues to expect full fiscal year 2016 adjusted diluted earnings per share to be between $8.50 and $8.57, which represents growth of approximately 19.0 to 20.0 percent. On a currency-neutral basis, the Company is raising full fiscal year 2016 adjusted diluted earnings per share to be between $9.08 and $9.15, which represents growth of approximately 27.0 to 28.0 percent over fiscal 2015 adjusted diluted earnings per share of $7.16. This is an increase from previously issued guidance of $9.01 to $9.08, which represented approximately 26.0 to 27.0 percent growth. Adjusted diluted earnings per share excludes, among other specified items, the non-cash amortization of intangible assets, and includes approximately 22.0 percentage points of accretion from the CareFusion acquisition.

Conference Call Information

A conference call regarding BD’s third quarter results will be broadcast live on BD’s website, www.bd.com/investors, along with related slides, at 8:00 a.m. (ET) Thursday, August 4, 2016. The conference call will be available for replay on BD’s website, www.bd.com/investors, or at 1-800-585-8367 (domestic) and 1-404-537-3406 (international) through the close of business on Thursday, August 11, 2016, confirmation number 44231624.

Non-GAAP Financial Measures/Financial Tables

This news release contains certain non-GAAP financial measures. Reconciliations of these and other non-GAAP measures to the comparable GAAP measures are included in the attached financial tables. Within the attached financial tables presented, certain columns and rows may not add due to the use of rounded numbers. Percentages and earnings per share amounts presented are calculated from the underlying amounts.

All “comparable” basis revenue growth rates presented throughout this release include the results of CareFusion Corporation (“CareFusion”) in the current and prior-year periods. Adjusted revenues for the current and prior-year periods for the Company and the Medical segment in the U.S. exclude the amortization of a write down of deferred revenue made in connection with our acquisition of CareFusion, which served to lower reported revenues for each period. Adjusted revenue growth rates presented on a comparable basis reflect the aforementioned adjustments and further exclude the impact of a distribution agreement change in the Respiratory Solutions unit. Adjusted revenue growth rates presented on an “organic” comparable basis reflect the aforementioned adjustments and are further adjusted for closed acquisitions and divestitures. Current and prior-year adjusted diluted earnings per share results exclude the impact of purchase accounting adjustments (including the non-cash amortization of acquisition-related intangible assets); and integration, restructuring and transaction costs. Prior-year adjusted diluted earnings per share results also excludes the impact of financing costs; a litigation-related charge and the dilutive impact of shares issued in the CareFusion acquisition prior to the consolidation of its operating results beginning on April 1, 2015. We also provide these measures on a currency-neutral basis after eliminating the effect of foreign currency translation, where applicable. Reconciliations of these amounts to the most directly comparable GAAP measures are included in the tables at the end of this release.

About BD

BD is a global medical technology company that is advancing the world of health by improving medical discovery, diagnostics and the delivery of care. BD leads in patient and health care worker safety and the technologies that enable medical research and clinical laboratories. The company provides innovative solutions that help advance medical research and genomics, enhance the diagnosis of infectious disease and cancer, improve medication management, promote infection prevention, equip surgical and interventional procedures, optimize respiratory care and support the management of diabetes. The company partners with organizations around the world to address some of the most challenging global health issues. BD has more than 45,000 associates across 50 countries who work in close collaboration with customers and partners to help enhance outcomes, lower health care delivery costs, increase efficiencies, improve health care safety and expand access to health. For more information on BD, please visit www.bd.com.

***

This press release, including the section entitled “Fiscal 2016 Outlook for Full Year”, contains certain estimates and other forward-looking statements (as defined under Federal securities laws) regarding BD’s performance, including future revenues and earnings per share. All such statements are based upon current expectations of BD and involve a number of business risks and uncertainties. Actual results could vary materially from anticipated results described, implied or projected in any forward-looking statement. With respect to forward-looking statements contained herein, a number of factors could cause actual results to vary materially. These factors include, but are not limited to: risks relating to the integration of CareFusion’s operations, products and employees into BD and the possibility that the anticipated synergies and other benefits of the proposed acquisition will not be realized or will not be realized within the expected timeframe; potential cuts in governmental healthcare spending, which could result in reduced demand for our product or downward pricing pressure; measures to contain healthcare costs; adverse changes in regional, national or foreign economic conditions, including any impact on our ability to access credit markets and finance our operations, the demand for our products and services as a result of reduced government funding, lower utilization rates or otherwise, or our suppliers’ ability to provide products needed for our operations; changes in interest or foreign currency exchange rates; our ability to successfully integrate any businesses we acquire; the adverse impact of cyber-attacks on our information systems or products; competitive factors including technological advances and new products introduced by competitors; interruptions in our supply chain or manufacturing processes; pricing and market pressures; difficulties inherent in product development, delays in product introductions and uncertainty of market acceptance of new products; adverse changes in geopolitical conditions; increases in energy costs and their effect on, among other things, the cost of producing BD’s products; efficacy or safety concerns relating to product recalls; fluctuations in costs and availability of raw materials and in BD’s ability to maintain favorable supplier arrangements and relationships; new or changing laws and regulations impacting our business or changes in enforcement practices with respect to such laws; uncertainties of litigation (as described in BD’s filings with the Securities and Exchange Commission); future healthcare reform, including changes in government pricing and reimbursement policies or other cost containment reforms; the effects of potential pandemic diseases; and issuance of new or revised accounting standards, as well as other factors discussed in BD’s filings with the Securities and Exchange Commission. We do not intend to update any forward-looking statements to reflect events or circumstances after the date hereof except as required by applicable laws or regulations.

BECTON DICKINSON AND COMPANY

CONSOLIDATED INCOME STATEMENTS

(Unaudited; Amounts in millions, except share and per share data)

	Three Months Ended June 30,
	2016	2015	% Change
REVENUES	$3,198	$3,120	2.5

Cost of products sold	1,651	1,946	(15.2)
Selling and administrative expense	728	751	(3.0)
Research and development expense	207	178	16.4
Acquisitions and other restructurings	96	108	(11.1)

TOTAL OPERATING COSTS AND EXPENSES	2,682	2,983	(10.1)

OPERATING INCOME	516	137	NM
Interest expense	(97)	(105)	(7.7)
Interest income	5	2	NM
Other (expense) income, net	(1)	5	NM

INCOME BEFORE INCOME TAXES	422	39	NM
Income tax provision (benefit)	32	(23)	NM

NET INCOME	$390	$62	NM

EARNINGS PER SHARE
Basic Earnings per Share	$1.83	$0.30	NM
Diluted Earnings per Share	$1.80	$0.29	NM

AVERAGE SHARES OUTSTANDING (in thousands)
Basic	213,083	210,175
Diluted	217,372	214,928

NM - Not Meaningful

BECTON DICKINSON AND COMPANY

CONSOLIDATED INCOME STATEMENTS

(Unaudited; Amounts in millions, except share and per share data)

	Nine Months Ended June 30,
	2016	2015	% Change
REVENUES	$9,252	$7,222	28.1

Cost of products sold	4,813	3,957	21.6
Selling and administrative expense	2,209	1,806	22.3
Research and development expense	575	436	32.0
Acquisitions and other restructurings	321	244	31.4

TOTAL OPERATING COSTS AND EXPENSES	7,918	6,444	22.9

OPERATING INCOME	1,334	779	71.3
Interest expense	(293)	(272)	7.5
Interest income	14	20	(33.0)
Other income, net	10	23	(53.9)

INCOME BEFORE INCOME TAXES	1,065	549	93.8
Income tax provision	107	35	NM

NET INCOME	$958	$514	86.2

EARNINGS PER SHARE
Basic Earnings per Share	$4.51	$2.58	74.8
Diluted Earnings per Share	$4.41	$2.52	75.0

AVERAGE SHARES OUTSTANDING (in thousands)
Basic	212,411	199,690
Diluted	217,146	204,236

NM - Not Meaningful

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL REVENUE INFORMATION

REVENUES BY BUSINESS SEGMENTS AND UNITS - UNITED STATES

Three Months Ended June 30,

(Unaudited; Amounts in millions)

	A	B	C	D	E=(A-B)/B	F=(C-D)/D
	As Reported		Adjusted		% Change
	2016	2015	2016	2015	Reported	Adjusted
BD MEDICAL
Medication and Procedural Solutions	$474	$479	$474	$479	(1.1)	(1.1)
Medication Management Solutions	475	442	475	442	7.4	7.4
Diabetes Care	127	118	127	118	6.8	6.8
Pharmaceutical Systems	98	88	98	88	10.8	10.8
Respiratory Solutions	136	164	136	164	(16.9)	(16.9)
Deferred Revenue Adjustment *	(2)	(13)	—	—	(82.9)	—

TOTAL	$1,307	$1,279	$1,309	$1,291	2.2	1.4

BD LIFE SCIENCES
Preanalytical Systems	$180	$175	$180	$175	3.3	3.3
Diagnostic Systems	142	138	142	138	2.8	2.8
Biosciences	106	102	106	102	4.2	4.2

TOTAL	$428	$414	$428	$414	3.4	3.4

TOTAL UNITED STATES	$1,735	$1,693	$1,737	$1,706	2.5	1.8

*	In accordance with U.S. GAAP business combination accounting rules, CareFusion’s deferred revenue balance was written down to reflect a fair value measurement as of the acquisition date. The deferred revenue adjustment represents the amortization of this write-down which primarily relates to software maintenance contracts in the United States. Revenues for these contracts is typically deferred and recognized over the term of the contracts.

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL REVENUE INFORMATION

REVENUES BY BUSINESS SEGMENTS AND UNITS - INTERNATIONAL

Three Months Ended June 30, (continued)

(Unaudited; Amounts in millions)

	A	B	C	D=(A-B)/B	E=(A-B-C)/B
	As Reported		FX	% Change
	2016	2015	Impact	Reported	FXN
BD MEDICAL
Medication and Procedural Solutions	$378	$369	$(15)	2.2	6.2
Medication Management Solutions	112	112	(2)	(0.1)	1.6
Diabetes Care	132	126	(3)	4.2	6.4
Pharmaceutical Systems	244	245	3	(0.5)	(1.9)
Respiratory Solutions	63	67	—	(6.7)	(6.1)

TOTAL	$928	$920	$(16)	0.8	2.6

BD LIFE SCIENCES
Preanalytical Systems	$186	$175	$(6)	6.3	9.9
Diagnostic Systems	185	164	(4)	12.7	15.2
Biosciences	164	167	(2)	(2.0)	(0.6)

TOTAL	$535	$506	$(13)	5.7	8.1

TOTAL INTERNATIONAL	$1,463	$1,427	$(29)	2.5	4.6

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL REVENUE INFORMATION

REVENUES BY BUSINESS SEGMENTS AND UNITS - TOTAL

Three Months Ended June 30, (continued)

(Unaudited; Amounts in millions)

	A	B	C	D	E	F=(A-B)/B	G=(A-B-E)/B	H=(C-D)/D	I=(C-D-E)/D
						% Change
	As Reported		Adjusted		FX				Adjusted
	2016	2015	2016	2015	Impact	Reported	FXN	Adjusted	FXN
BD MEDICAL
Medication and Procedural Solutions	$851	$848	$851	$848	$(15)	0.3	2.1	0.3	2.1
Medication Management Solutions	587	554	587	554	(2)	5.9	6.2	5.9	6.2
Diabetes Care	258	245	258	245	(3)	5.5	6.6	5.5	6.6
Pharmaceutical Systems	342	333	342	333	3	2.5	1.5	2.5	1.5
Respiratory Solutions	199	232	199	232	—	(13.9)	(13.7)	(13.9)	(13.7)
Deferred Revenue Adjustment *	(2)	(13)	—	—	—	(82.9)	(82.9)	—	—

TOTAL	$2,235	$2,199	$2,237	$2,212	$(16)	1.6	2.4	1.1	1.9

BD LIFE SCIENCES
Preanalytical Systems	$366	$349	$366	$349	$(6)	4.8	6.6	4.8	6.6
Diagnostic Systems	327	302	327	302	(4)	8.2	9.5	8.2	9.5
Biosciences	270	269	270	269	(2)	0.4	1.2	0.4	1.2

TOTAL	$963	$921	$963	$921	$(13)	4.6	6.0	4.6	6.0

TOTAL REVENUES	$3,198	$3,120	$3,200	$3,133	$(29)	2.5	3.4	2.2	3.1

*	In accordance with U.S. GAAP business combination accounting rules, CareFusion’s deferred revenue balance was written down to reflect a fair value measurement as of the acquisition date. The deferred revenue adjustment represents the amortization of this write-down which primarily relates to software maintenance contracts in the United States. Revenues for these contracts is typically deferred and recognized over the term of the contracts.

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL REVENUE INFORMATION

REVENUES BY BUSINESS SEGMENTS AND UNITS - UNITED STATES

Nine Months Ended June 30,

(Unaudited; Amounts in millions)

	A	B	C	D	E=(A-B)/B	F=(C-D)/D
	As Reported		Adjusted		% Change
	2016	2015	2016	2015	Reported	Adjusted
BD MEDICAL
Medication and Procedural Solutions	$1,448	$1,003	$1,448	$1,003	44.4	44.4
Medication Management Solutions	1,361	442	1,361	442	NM	NM
Diabetes Care	386	361	386	361	6.8	6.8
Pharmaceutical Systems	242	226	242	226	7.0	7.0
Respiratory Solutions	425	164	425	164	NM	NM
Deferred Revenue Adjustment *	(12)	(13)	—	—	(7.7)	—

TOTAL	$3,850	$2,183	$3,862	$2,196	76.4	75.9

BD LIFE SCIENCES
Preanalytical Systems	$533	$516	$533	$516	3.3	3.3
Diagnostic Systems	447	446	447	446	0.2	0.2
Biosciences	314	292	314	292	7.8	7.8

TOTAL	$1,294	$1,254	$1,294	$1,254	3.2	3.2

TOTAL UNITED STATES	$5,145	$3,437	$5,156	$3,450	49.7	49.5

*	In accordance with U.S. GAAP business combination accounting rules, CareFusion’s deferred revenue balance was written down to reflect a fair value measurement as of the acquisition date. The deferred revenue adjustment represents the amortization of this write-down which primarily relates to software maintenance contracts in the United States. Revenues for these contracts is typically deferred and recognized over the term of the contracts.

NM - Not Meaningful

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL REVENUE INFORMATION

REVENUES BY BUSINESS SEGMENTS AND UNITS - INTERNATIONAL

Nine Months Ended June 30, (continued)

(Unaudited; Amounts in millions)

	A	B	C	D=(A-B)/B	E=(A-B-C)/B
	As Reported		FX	% Change
	2016	2015	Impact	Reported	FXN
BD MEDICAL
Medication and Procedural Solutions	$1,082	$1,011	$(95)	7.0	16.4
Medication Management Solutions	312	112	(21)	NM	NM
Diabetes Care	371	394	(33)	(5.7)	2.8
Pharmaceutical Systems	607	609	(29)	(0.4)	4.4
Respiratory Solutions	196	67	(9)	NM	NM

TOTAL	$2,569	$2,193	$(187)	17.1	25.6

BD LIFE SCIENCES
Preanalytical Systems	$517	$526	$(49)	(1.6)	7.8
Diagnostic Systems	512	512	(39)	0.1	7.8
Biosciences	508	555	(29)	(8.3)	(3.2)

TOTAL	$1,538	$1,592	$(117)	(3.4)	4.0

TOTAL INTERNATIONAL	$4,107	$3,785	$(304)	8.5	16.5

NM - Not Meaningful

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL REVENUE INFORMATION

REVENUES BY BUSINESS SEGMENTS AND UNITS - TOTAL

Nine Months Ended June 30, (continued)

(Unaudited; Amounts in millions)

	A	B	C	D	E	F=(A-B)/B	G=(A-B-E)/B	H=(C-D)/D	I=(C-D-E)/D
						% Change
	As Reported		Adjusted		FX				Adjusted
	2016	2015	2016	2015	Impact	Reported	FXN	Adjusted	FXN
BD MEDICAL
Medication and Procedural Solutions	$2,531	$2,014	$2,531	$2,014	$(95)	25.7	30.4	25.7	30.4
Medication Management Solutions	1,673	554	1,673	554	(21)	NM	NM	NM	NM
Diabetes Care	757	755	757	755	(33)	0.3	4.7	0.3	4.7
Pharmaceutical Systems	849	835	849	835	(29)	1.6	5.1	1.6	5.1
Respiratory Solutions	621	232	621	232	(9)	NM	NM	NM	NM
Deferred Revenue Adjustment *	(12)	(13)	—	—	—	(7.7)	(7.7)	—	—

TOTAL	$6,420	$4,377	$6,431	$4,389	$(187)	46.7	50.9	46.5	50.8

BD LIFE SCIENCES
Preanalytical Systems	$1,050	$1,042	$1,050	$1,042	$(49)	0.8	5.6	0.8	5.6
Diagnostic Systems	959	957	959	957	(39)	0.2	4.3	0.2	4.3
Biosciences	823	846	823	846	(29)	(2.8)	0.6	(2.8)	0.6

TOTAL	$2,832	$2,845	$2,832	$2,845	$(117)	(0.5)	3.7	(0.5)	3.7

TOTAL REVENUES	$9,252	$7,222	$9,263	$7,235	$(304)	28.1	32.3	28.0	32.2

*	In accordance with U.S. GAAP business combination accounting rules, CareFusion’s deferred revenue balance was written down to reflect a fair value measurement as of the acquisition date. The deferred revenue adjustment represents the amortization of this write-down which primarily relates to software maintenance contracts in the United States. Revenues for these contracts is typically deferred and recognized over the term of the contracts.

NM - Not Meaningful

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL INFORMATION

RECONCILIATION OF REPORTED REVENUE CHANGE TO COMPARABLE ADJUSTED REVENUE CHANGE - UNITED STATES

Three Months Ended June 30,

(Unaudited; Amounts in millions)

	A	B	C=A+B	D	E	F=D+E	G	H=F+G	I=(C-H)/H
		Deferred			Deferred			Comparable	Comparable
	Reported	Revenue	Adjusted	Reported	Revenue	Adjusted	Respiratory	Historical	Adjusted
	2016	Adjustment	2016	2015	Adjustment	2015	Adjustment **	2015	% Change
BD MEDICAL
Medication and Procedural Solutions	$474	$—	$474	$479	$—	$479	$—	$479	(1.1)
Medication Management Solutions	475	—	475	442	—	442	—	442	7.4
Diabetes Care	127	—	127	118	—	118	—	118	6.8
Pharmaceutical Systems	98	—	98	88	—	88	—	88	10.8
Respiratory Solutions	136	—	136	164	—	164	(25)	139	(1.9)
Deferred Revenue Adjustment *	(2)	2	—	(13)	13	—	—	—	—

TOTAL	$1,307	$2	$1,309	$1,279	$13	$1,291	$(25)	$1,266	3.4

BD LIFE SCIENCES
Preanalytical Systems	$180	$—	$180	$175	$—	$175	$—	$175	3.3
Diagnostic Systems	142	—	142	138	—	138	—	138	2.8
Biosciences	106	—	106	102	—	102	—	102	4.2

TOTAL	$428	$—	$428	$414	$—	$414	$—	$414	3.4

TOTAL UNITED STATES	$1,735	$2	$1,737	$1,693	$13	$1,706	$(25)	$1,681	3.4

*	In accordance with U.S. GAAP business combination accounting rules, CareFusion’s deferred revenue balance was written down to reflect a fair value measurement as of the acquisition date. The deferred revenue adjustment represents the amortization of this write-down which primarily relates to software maintenance contracts in the United States. Revenues for these contracts is typically deferred and recognized over the term of the contracts.
**	To reflect the impact of a distribution agreement change in the Respiratory Solutions unit that occurred toward the end of fiscal 2015, as if it had occurred as of October 1, 2014.

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL INFORMATION

RECONCILIATION OF REPORTED REVENUE CHANGE TO FXN REVENUE CHANGE - INTERNATIONAL

Three Months Ended June 30, (continued)

(Unaudited; Amounts in millions)

	A	B	C	D=(A-B-C)/B
	Reported	Reported	FX	FXN
	2016	2015	Impact	% Change
BD MEDICAL
Medication and Procedural Solutions	$378	$369	$(15)	6.2
Medication Management Solutions	112	112	(2)	1.6
Diabetes Care	132	126	(3)	6.4
Pharmaceutical Systems	244	245	3	(1.9)
Respiratory Solutions	63	67	—	(6.1)

TOTAL	$928	$920	$(16)	2.6

BD LIFE SCIENCES
Preanalytical Systems	$186	$175	$(6)	9.9
Diagnostic Systems	185	164	(4)	15.2
Biosciences	164	167	(2)	(0.6)

TOTAL	$535	$506	$(13)	8.1

TOTAL INTERNATIONAL	$1,463	$1,427	$(29)	4.6

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL INFORMATION

RECONCILIATION OF REPORTED REVENUE CHANGE TO COMPARABLE ADJUSTED FXN REVENUE CHANGE - TOTAL

Three Months Ended June 30, (continued)

(Unaudited; Amounts in millions)

	A	B	C=A+B	D	E	F=D+E	G	H=F+G	I	J=(C-H-I)/H
										Comparable
		Deferred			Deferred			Comparable	Comparable	Adjusted
	Reported	Revenue	Adjusted	Reported	Revenue	Adjusted	Respiratory	Historical	FX	FXN
	2016	Adjustment	2016	2015	Adjustment	2015	Adjustment **	2015	Impact	% Change
BD MEDICAL
Medication and Procedural Solutions	$851	$—	$851	$848	$—	$848	$—	$848	$(15)	2.1
Medication Management Solutions	587	—	587	554	—	554	—	554	(2)	6.2
Diabetes Care	258	—	258	245	—	245	—	245	(3)	6.6
Pharmaceutical Systems	342	—	342	333	—	333	—	333	3	1.5
Respiratory Solutions	199	—	199	232	—	232	(25)	207	—	(3.3)
Deferred Revenue Adjustment *	(2)	2	—	(13)	13	—	—	—	—	—

TOTAL	$2,235	$2	$2,237	$2,199	$13	$2,212	$(25)	$2,187	$(16)	3.0

BD LIFE SCIENCES
Preanalytical Systems	$366	$—	$366	$349	$—	$349	$—	$349	$(6)	6.6
Diagnostic Systems	327	—	327	302	—	302	—	302	(4)	9.5
Biosciences	270	—	270	269	—	269	—	269	(2)	1.2

TOTAL	$963	$—	$963	$921	$—	$921	$—	$921	$(13)	6.0

TOTAL REVENUES	$3,198	$2	$3,200	$3,120	$13	$3,133	$(25)	$3,108	$(29)	3.9

*	In accordance with U.S. GAAP business combination accounting rules, CareFusion’s deferred revenue balance was written down to reflect a fair value measurement as of the acquisition date. The deferred revenue adjustment represents the amortization of this write-down which primarily relates to software maintenance contracts in the United States. Revenues for these contracts is typically deferred and recognized over the term of the contracts.
**	To reflect the impact of a distribution agreement change in the Respiratory Solutions unit that occurred toward the end of fiscal 2015, as if it had occurred as of October 1, 2014.

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL INFORMATION

RECONCILIATION OF REPORTED REVENUE CHANGE TO COMPARABLE ADJUSTED ORGANIC FXN REVENUE CHANGE - TOTAL

Three Months Ended June 30, (continued)

(Unaudited; Amounts in millions)

	A	B	C=(A-B)/B
	2016	2015	% Change
Reported	$3,198	$3,120	2.5
Deferred Revenue Adjustment *	2	13
Acquisitions & Divestitures Impact **	(3)	(7)
Respiratory Adjustment ***	—	(25)

Comparable Adjusted Organic	$3,197	$3,101
FX Impact	(29)

Comparable Adjusted Organic FXN	$3,226	$3,101	4.0

*	In accordance with U.S. GAAP business combination accounting rules, CareFusion’s deferred revenue balance was written down to reflect a fair value measurement as of the acquisition date. The deferred revenue adjustment represents the amortization of this write-down which primarily relates to software maintenance contracts in the United States. Revenues for these contracts is typically deferred and recognized over the term of the contracts.
**	Excludes the impact from non-annualized acquisitions and the following closed divestitures: Simplist and Spine.
***	To reflect the impact of a distribution agreement change in the Respiratory Solutions unit that occurred toward the end of fiscal 2015, as if it had occurred as of October 1, 2014.

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL INFORMATION

RECONCILIATION OF REPORTED REVENUE CHANGE TO COMPARABLE ADJUSTED REVENUE CHANGE - UNITED STATES

Nine Months Ended June 30,

(Unaudited; Amounts in millions)

	A	B	C=A+B	D	E	F=D+E	G	H	I=F+G+H	J=(C-I)/I
		Deferred		BD	Deferred		CFN		Comparable	Comparable
	Reported	Revenue	Adjusted	Reported	Revenue	Adjusted	Reported	Respiratory	Historical	Adjusted
	2016	Adjustment	2016	2015	Adjustment	2015	1st Half 2015***	Adjustment **	2015	% Change
BD MEDICAL
Medication and Procedural Solutions	$1,448	$—	$1,448	$1,003	$—	$1,003	$427	$—	$1,430	1.3
Medication Management Solutions	1,361	—	1,361	442	—	442	843	—	1,285	5.9
Diabetes Care	386	—	386	361	—	361	—	—	361	6.8
Pharmaceutical Systems	242	—	242	226	—	226	—	—	226	7.0
Respiratory Solutions	425	—	425	164	—	164	333	(71)	426	(0.2)
Deferred Revenue Adjustment *	(12)	12	—	(13)	13	—	—	—	—	—

TOTAL	$3,850	$12	$3,862	$2,183	$13	$2,196	$1,603	$(71)	$3,728	3.6

BD LIFE SCIENCES
Preanalytical Systems	$533	$—	$533	$516	$—	$516	$—	$—	$516	3.3
Diagnostic Systems	447	—	447	446	—	446	—	—	446	0.2
Biosciences	314	—	314	292	—	292	—	—	292	7.8

TOTAL	$1,294	$—	$1,294	$1,254	$—	$1,254	$—	$—	$1,254	3.2

TOTAL UNITED STATES	$5,145	$12	$5,156	$3,437	$13	$3,450	$1,603	$(71)	$4,982	3.5

*	In accordance with U.S. GAAP business combination accounting rules, CareFusion’s deferred revenue balance was written down to reflect a fair value measurement as of the acquisition date. The deferred revenue adjustment represents the amortization of this write-down which primarily relates to software maintenance contracts in the United States. Revenues for these contracts is typically deferred and recognized over the term of the contracts.
**	To reflect the impact of a distribution agreement change in the Respiratory Solutions unit that occurred toward the end of fiscal 2015, as if it had occurred as of October 1, 2014.
***	For the quarters ended December 31, 2014 and March 31, 2015

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL INFORMATION

RECONCILIATION OF REPORTED REVENUE CHANGE TO COMPARABLE FXN REVENUE CHANGE - INTERNATIONAL

Nine Months Ended June 30, (continued)

(Unaudited; Amounts in millions)

	A	B	C	D=B+C	E	F=(A-D-E)/D
		BD	CFN	Comparable	Comparable	Comparable
	Reported	Reported	Reported	Historical	FX	FXN
	2016	2015	1st Half 2015*	2015	Impact	% Change
BD MEDICAL
Medication and Procedural Solutions	$1,082	$1,011	$117	$1,128	$(95)	4.4
Medication Management Solutions	312	112	208	320	(21)	4.0
Diabetes Care	371	394	—	394	(33)	2.8
Pharmaceutical Systems	607	609	—	609	(29)	4.4
Respiratory Solutions	196	67	138	206	(9)	(0.1)

TOTAL	$2,569	$2,193	$463	$2,656	$(187)	3.8

BD LIFE SCIENCES
Preanalytical Systems	$517	$526	$—	$526	$(49)	7.8
Diagnostic Systems	512	512	—	512	(39)	7.8
Biosciences	508	555	—	555	(29)	(3.2)

TOTAL	$1,538	$1,592	$—	$1,592	$(117)	4.0

TOTAL INTERNATIONAL	$4,107	$3,785	$463	$4,248	$(304)	3.8

*	For the quarters ended December 31, 2014 and March 31, 2015

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL INFORMATION

RECONCILIATION OF REPORTED REVENUE CHANGE TO COMPARABLE ADJUSTED FXN REVENUE CHANGE - TOTAL

Nine Months Ended June 30, (continued)

(Unaudited; Amounts in millions)

	A	B	C=A+B	D	E	F=D+E	G	H	I=F+G+H	J	K=(C-I-J)/I
											Comparable
		Deferred		BD	Deferred		CFN		Comparable	Comparable	Adjusted
	Reported	Revenue	Adjusted	Reported	Revenue	Adjusted	Reported	Respiratory	Historical	FX	FXN
	2016	Adjustment	2016	2015	Adjustment	2015	1st Half 2015***	Adjustment **	2015	Impact	% Change
BD MEDICAL
Medication and Procedural Solutions	$2,531	$—	$2,531	$2,014	$—	$2,014	$544	$—	$2,557	$(95)	2.7
Medication Management Solutions	1,673	—	1,673	554	—	554	1,051	—	1,605	(21)	5.5
Diabetes Care	757	—	757	755	—	755	—	—	755	(33)	4.7
Pharmaceutical Systems	849	—	849	835	—	835	—	—	835	(29)	5.1
Respiratory Solutions	621	—	621	232	—	232	471	(71)	632	(9)	(0.2)
Deferred Revenue Adjustment *	(12)	12	—	(13)	13	—	—	—	—	—	—

TOTAL	$6,420	$12	$6,431	$4,377	$13	$4,389	$2,066	$(71)	$6,385	$(187)	3.7

BD LIFE SCIENCES
Preanalytical Systems	$1,050	$—	$1,050	$1,042	$—	$1,042	$—	$—	$1,042	$(49)	5.6
Diagnostic Systems	959	—	959	957	—	957	—	—	957	(39)	4.3
Biosciences	823	—	823	846	—	846	—	—	846	(29)	0.6

TOTAL	$2,832	$—	$2,832	$2,845	$—	$2,845	$—	$—	$2,845	$(117)	3.7

TOTAL REVENUES	$9,252	$12	$9,263	$7,222	$13	$7,235	$2,066	$(71)	$9,230	$(304)	3.7

*	In accordance with U.S. GAAP business combination accounting rules, CareFusion’s deferred revenue balance was written down to reflect a fair value measurement as of the acquisition date. The deferred revenue adjustment represents the amortization of this write-down which primarily relates to software maintenance contracts in the United States. Revenues for these contracts is typically deferred and recognized over the term of the contracts.
**	To reflect the impact of a distribution agreement change in the Respiratory Solutions unit that occurred toward the end of fiscal 2015, as if it had occurred as of October 1, 2014.
***	For the quarters ended December 31, 2014 and March 31, 2015

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL INFORMATION

RECONCILIATION OF REPORTED DILUTED EPS TO ADJUSTED DILUTED EPS

(Unaudited)

	Three Months Ended June 30,
						Foreign		Foreign
					Foreign	Currency		Currency
					Currency	Neutral		Neutral
	2016		2015	Growth	Translation	Growth	Growth %	Growth %
Reported Diluted Earnings per Share	$1.80		$0.29	$1.51	$(0.10)	$1.61	NM	NM

Purchase Accounting Adjustments ($127 million and $439 million pre-tax, respectively)	0.58	(1)	2.04 (2)
Restructuring Costs ($49 million and $75 million pre-tax, respectively) (3)	0.23		0.35
Integration Costs ($40 million and $24 million pre-tax, respectively) (3)	0.18		0.11
Transaction Costs ($7 million and $9 million pre-tax, respectively) (3)	0.03		0.04
Pension Settlement Charges ($3 million pre-tax) (4)	0.01		—
Financing Costs ($5 million pre-tax) (3)	—		0.02
Employee Termination Cost-related Amounts ($(5) million pre-tax) (5)	—		(0.02)
Income Tax Benefit of Special Items ($(106) million and $(169) million)	(0.49)		(0.79)

Adjusted Diluted Earnings per Share	$2.35		$2.05	$0.30	$(0.10)	$0.40	14.6%	19.5%

(1)	Includes non-cash amortization expense of $131 million pre-tax associated with acquisition related identifiable intangible assets, including CareFusion, as well as the net amortization of purchase accounting adjustments of ($0) million pre-tax to reflect CareFusion’s fixed assets, debt and deferred revenue balances at fair value as of the acquisition date. Also includes $4 million of pre-tax income related to a net favorable change in the fair value of contingent consideration payments associated with certain acquisitions.
(2)	Represents non-cash amortization expense of $148 million pre-tax associated with acquisition related identifiable intangible assets, including CareFusion, as well as the net amortization of purchase accounting adjustments of $291 million pre-tax to reflect CareFusion’s inventory, fixed assets, debt and deferred revenue balances at fair value as of the acquisition date.
(3)	Represents restructuring, integration, transaction and financing costs associated with the CareFusion acquisition and portfolio rationalization.
(4)	Represents pension settlement charges associated with lump sum benefit payments made from the Company’s U.S. supplemental pension plan, as such payments exceeded the service and interest components of the plan’s pension cost.
(5)	Represents an adjustment to the liability for employee termination costs recorded relative to workforce reduction actions taken in the fourth quarter of fiscal year 2014.

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL INFORMATION

RECONCILIATION OF REPORTED DILUTED EPS TO ADJUSTED DILUTED EPS

(Unaudited)

	Nine Months Ended June 30,
						Foreign		Foreign
					Foreign	Currency		Currency
					Currency	Neutral		Neutral
	2016		2015	Growth	Translation	Growth	Growth %	Growth %
Reported Diluted Earnings per Share	$4.41		$2.52	$1.89	$(0.51)	$2.40	75.0%	95.2%

Purchase Accounting Adjustments ($395 million and $466 million pre-tax, respectively)	1.82	(1)	2.28 (2)
Restructuring Costs ($198 million and $136 million pre-tax, respectively) (3)	0.91		0.67
Integration Costs ($115 million and $55 million pre-tax, respectively) (3)	0.53		0.27
Transaction Costs ($7 million and $52 million pre-tax, respectively) (3)	0.03		0.26
Pension Settlement Charges ($3 million pre-tax) (4)	0.01		—
Financing Costs ($107 million pre-tax) (3)	—		0.53
Employee Termination Cost-related Amounts ($(5) million pre-tax) (5)	—		(0.02)
Litigation-related Charge ($12 million pre-tax) (6)	—		0.06
Income Tax Benefit of Special Items ($(270) million and $(277) million)	(1.24)		(1.36)
Dilutive Share Impact (7)	—		0.02

Adjusted Diluted Earnings per Share	$6.48		$5.22	$1.26	$(0.51)	$1.77	24.1%	33.9%

(1)	Includes non-cash amortization expense of $416 million pre-tax associated with acquisition related identifiable intangible assets, including CareFusion, as well as the net amortization of purchase accounting adjustments of $5 million pre-tax to reflect CareFusion’s fixed assets, debt and deferred revenue balances at fair value as of the acquisition date. Also includes $26 million of pre-tax income related to a net favorable change in the fair value of contingent consideration payments associated with certain acquisitions.
(2)	Includes non-cash amortization expense of $184 million pre-tax associated with acquisition related identifiable intangible assets, including CareFusion, as well as the net amortization of purchase accounting adjustments of $291 million pre-tax to reflect CareFusion’s inventory, fixed assets, debt and deferred revenue balances at fair value as of the acquisition date. Also includes an acquisition-date accounting gain of $9 million pre-tax related to a previously held equity investment.
(3)	Represents restructuring, integration, transaction and financing costs associated with the CareFusion acquisition and portfolio rationalization.
(4)	Represents pension settlement charges associated with lump sum benefit payments made from the Company’s U.S. supplemental pension plan, as such payments exceeded the service and interest components of the plan’s pension cost.
(5)	Represents an adjustment to the liability for employee termination costs recorded relative to workforce reduction actions taken in the fourth quarter of fiscal year 2014.
(6)	Represents a charge for plaintiff’s attorneys’ fees associated with the unfavorable verdict in the antitrust and false advertising lawsuit filed against BD by RTI.
(7)	Represents the dilutive impact of BD shares issued as part of purchase consideration for CareFusion acquisition prior to the consolidation of its operating results beginning on April 1, 2015. The year-to-date adjusted diluted average shares outstanding (in thousands) is 197,390.

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL INFORMATION

FY2016 OUTLOOK RECONCILIATION

	FY2015		FY2016 Outlook
	Revenues		% Increase	FX Impact	% Increase FXN
BDX As Reported Revenue	$10,282		21.0% - 21.5%	~(3.5%)	24.5% - 25.0%
Deferred Revenue Adjustment	20		NM	NM	NM

BDX As Adjusted Revenue	10,302		21.0% - 21.5%	~(3.5%)	24.5% - 25.0%
CareFusion First Half Revenue	2,066
Respiratory Solution Adjustment (1)	(78)

			% Increase FXN
			Comparable
BDX Comparable Revenue	12,290		4.5% - 5.0%
Inorganic Revenue (2)	(27)

			Comparable Organic
BDX Comparable Organic Revenue	$12,263		4.5% - 5.0%

BD Medical Revenue	$6,460
Deferred Revenue Adjustment	20

BD Medical As Adjusted Revenue	6,480
CareFusion First Half Revenue	2,066
Respiratory Solution Adjustment (1)	(78)

			% Increase FXN
			Comparable
BD Medical Comparable Revenue	$8,469		4.5% - 5.0%

	FY2016 Outlook
	Full Year		Full Year
	FY2016		FY2015	% Increase
	(estimated)
Reported Fully Diluted Earnings per Share	$5.88 - 5.95		$3.35	NM
Purchase Accounting Adjustments	2.38		3.11
Restructuring Costs	0.91	(3)	1.31
Integration Costs	0.53	(3)	0.46
Transaction Costs	0.03	(3)	0.29
Pension Settlement Charges	0.01	(3)	—
Financing Costs	—		0.52
Litigation-related Charge	—		0.06
Employee Termination Cost-related Amounts	—		(0.02)
Income Tax Benefit of Special Items	(1.24	) (3)	(1.93)
Dilutive Share Impact	—		0.02

Adjusted Fully Diluted Earnings per Share	$8.50 - 8.57		$7.16	19.0% - 20.0%

FX Impact	$(0.58)			~(8.0%)

Adjusted FXN Growth	$9.08 - 9.15			27.0% - 28.0%

(1)	To reflect the impact of a distribution agreement change in the Respiratory Solutions unit that occurred toward the end of fiscal 2015, as if it had occurred as of October 1, 2014.
(2)	Adjusts FY2015 revenues for the following closed divestitures: Simplist and Spine.
(3)	FY2016 restructuring, integration and transaction costs, pension settlement charges, and income tax benefit of special items reflect year-to-date realized costs.

NM - Not Meaningful

FXN - Foreign Currency Neutral